© PPL Corporation 2011
PPL Corporation
4th Quarter Earnings Call
February 4, 2011
Exhibit 99.2

© PPL Corporation 2011
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995. Actual results may differ materially from such forward-
looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.
Cautionary Statements and Factors
That May Affect Future Results

© PPL Corporation 2011
J. H. Miller
P. A. Farr
W. H. Spence
Agenda
Fourth Quarter 2010 Earnings and 2011 Earnings
Forecast and Outlook
Operational Review
Segment Results and Financial Overview
Q&A

© PPL Corporation 2011
Fourth Quarter
Reported Earnings
Fourth Quarter
Earnings from Ongoing Operations
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations
Earnings Results

© PPL Corporation 2011
PPL: Poised for Additional Growth
▪ Three high-performing utilities with tangible rate
 base growth
▪ Well-positioned supply business with in-the-money
 hedges and growth as market recovers
▪ Strong track record of execution

© PPL Corporation 2011
$3.13
$2.60
$/Share
(1) See appendix for reconciliation of earnings from ongoing operations to reported earnings.
(2) Based on mid-point of forecasted earnings range.
(1)
(2)
$2.40
73%
27%
50%
50%
2010A
2011E
2011 Earnings Forecast

© PPL Corporation 2011
Our Strengths
▪ Strong regulatory relationships
▪ Best in class reliability, customer service
▪ Strong operating performance - regulated and
 competitive
▪ Strong carbon and other environmental position
▪ Excellent cost-management
▪ Knowledgeable, dedicated employees
▪ Strong dividend with opportunity for growth

© PPL Corporation 2011
PPL Corporation

© PPL Corporation 2011
Kentucky Regulated Segment
Key Business and Value Drivers
▪ Excellent customer service
▪ Superior cost position and operational excellence
▪ Constructive regulatory environment
▪ Low rates and an opportunity for growth
LG&E and KU Are Among Best Performing Utilities in the U.S.

© PPL Corporation 2011
Significant EPA Regulations Impacting Kentucky
 ▪ Environmental compliance spending associated with coal
 combustion is recoverable through the ECR.
 ▪ $2.9 billion recovered via mechanism since inception
 ▪ NOx, SO2, Mercury, Particulate Regulations will increase capital spending.
 ▪ Exact remediation and incremental cost will not be known until final regulations on all pollutants are completed.

© PPL Corporation 2011
Current State of Environmental Controls
Kentucky Regulated Major Coal Plant Sites
(1) Dry handling disposal construction approved by KPSC and permitting underway at Trimble and Ghent.
(2) Wet ash impoundments exist at all plants.
(3) Construction underway. Scheduled to be in service 2012.
✓= Installed
✓ = Under consideration

© PPL Corporation 2011
Estimated
Annual CAPEX
$ Billions
Estimated Rate
Base (Utility
Capitalization) (1)
$ Billions
CAGR (2011-2015)
10.5%
Kentucky Regulated Capital
Expenditures and Rate Base Growth
(1) Represents year-end amounts
6.4  6.7  7.3  8.1  9.0  10.0  0.0  2.0  4.0  6.0  8.0  10.0  12.0  2010 2011 2012 2013 2014 2015  Estimated  Annual CAPEX  $ Billions  Estimated Rate  Base (Utility  Capitalization) (1)  $ Billions  CAGR (2011-2015)  10.5%  Kentucky Regulated Capital  Expenditures and Rate Base Growth  (1) Represents year-end amounts  0.7  1.0  1.2  1.4  1.5  0.0  0.2  0.4  0.6  0.8  1.0  1.2  1.4  1.6  2011 2012 2013 2014 2015  Generation -Potential EPA  Environmental Regs  Generation -Environmental  Generation -Capacity  Other Transmission,  Distribution & Generation

© PPL Corporation 2011

© PPL Corporation 2011
International Regulated Segment
Key Business and Value Drivers
▪ Electricity distribution businesses are regulated by the UK’s Office of Gas and
 Electricity Markets (Ofgem).
 ▪ Current price control period is April 1, 2010 to March 31, 2015.
▪ Business growth is driven by capital investment in aging infrastructure and load-related assets.
 ▪ $2.0 billion investment in current price control period (2010 - 2015); 31%
 higher than previous price control period.
▪ Regulatory Incentive mechanisms provide opportunity for enhanced returns.
 ▪ Customer service and reliability.
 ▪ Cost efficiency.
 ▪ $240 million awarded during DPCR5 and $130 million awarded during
 DPCR4 reviews

© PPL Corporation 2011
International Regulated Segment
Capital Expenditures and Rate Base Growth
CAGR (2011-2015)
5.0%
Regulatory Period
(DPCR5)
$2.0 BB
(1) Represents year-end amounts
Estimated
Annual CAPEX
$ Millions
Estimated
RAV (1)
$ Billions

© PPL Corporation 2011
Outstanding Operational Performance
Ombudsman Complaints
Complaints to Ombudsman per 100,000 customers
Ofgem Telephony Incentive Scheme
1 Hour Restoration Rate
Year ended 31 March 1999  - 51.9%
Year ended 31 March 2001  - 57.6%
Year ended 31 March 2003  - 80.0%
Year ended 31 March 2005  - 84.8%
Year ended 31 March 2007  - 84.6%
Year ended 31 March 2008  - 85.5%
Year ended 31 March 2009 - 86.3%
Year to date 31 December 2010 - 87.4%
Best in UK
0.00
0.13
0.19
0.26
0.30
0.71
1.10
0.41
0.00
0.20
0.40
0.60
0.80
1.00
1.20
Capex Efficiency in DPCR5
Performance against Peers
16  Outstanding Operational Performance  Ombudsman Complaints  Complaints to Ombudsman per 100,000 customers  Ofgem Telephony Incentive Scheme  Score (out of 5)  4.63 4.60  4.50  4.40 4.39 4.39 4.36 4.33 4.28  4.18 4.16  4.07  3.95  3  5  WPDSWales  WPDSWest  SPManweb  CNEast  SPD  CEYEDL  CNWest  CENEDL  EDFEEPN  EDFESPN  SSESouthern  EDFELPN  SSEHydro  ENW  1 Hour Restoration Rate  Year ended 31 March 1999 -51.9%  Year ended 31 March 2001 -57.6%  Year ended 31 March 2003 -80.0%  Year ended 31 March 2005 -84.8%  Year ended 31 March 2007 -84.6%  Year ended 31 March 2008 -85.5%  Year ended 31 March 2009 -86.3%  Year to date 31 December 2010 -87.4%  Best in UK  0.00  0.13  0.19  0.26 0.30  0.71  1.10  0.41  0.00  0.20  0.40  0.60  0.80  1.00  1.20  WPD  CE  CN  SP  SSE  EDF  ENW  AVERAGE  Capex Efficiency in DPCR5  Performance against Peers

© PPL Corporation 2011
International - Modeling Parameters
17  International -Modeling Parameters  X  - . International Regulated Net Income ($)  Foreign Currency  Assumption  .Assumed $/£ foreign currency exchange rate  Interest Expense (£)  Income Taxes (£)  Depreciation expense escalates at about 7% per annum  Interest Expense primarily fixed except for £251 million of index-linked debt escalating at  inflation  . . Effective tax rate of about 25% for Q4 2010 and beyond Real Estate taxes and Energy-related Business expense escalates at inflation Depreciation Expense  (£)  Real Estate Taxes plus Energy-related Business Expense (£)  Revenues (£)  . Regulated Revenues escalate 6.9% annually plus inflation; Energy-related business revenue escalate at inflation  . Operation and Maintenance expense (excluding pension expense) escalates at inflation  Pension expense increases from £20 million in 2011 to £55 million in 2012 and beyond  Operation and  Maintenance (£)  Pension Expense (£)

© PPL Corporation 2011

© PPL Corporation 2011
PA Regulated Segment Key Business
and Value Drivers
▪ Superior customer service -
 ▪ 16th JD Power awards, most in nation
 ▪ 1st place JD Power East Region Large Utilities -
 Business Customers
 ▪ 83% “very satisfied” with customer transactions
▪ Constructive regulatory relationships
▪ Attractive future rate base investment
 opportunities to support reliability
▪ Rate Base growth from $3.0 Billion in 2010 to
 $4.8 Billion in 2015

© PPL Corporation 2011

$1,000
100
200
300
400
500
600
700
800
900
2011
2012
2013
2014
2015
Distribution
Transmission (excluding S-R)
Susquehanna-Roseland
$452
$629
$868
$821
$667
CAGR (2011-2015)
 Distribution = 6.5%
 Transmission = 22.5%
 Combined = 11.6%
$3,113
$3,410
$3,932
$4,391
$4,833
$2,998
$797
$862
$995
$1,357
$1,639
$1,938
$2,201
$2,251
$2,415
$2,575
$2,752
$2,895
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
 2010
 2011
 2012
 2013
 2014
 2015
Transmission
Distribution
Estimated
Annual CAPEX
$ Millions
Estimated Rate
Base (Utility
Capitalization) (1)
$ Millions
(1) Represents year-end amounts
PA Regulated Segment
Capex and Rate Base Growth

© PPL Corporation 2011
PPL Generation
PPL EnergyPlus

© PPL Corporation 2011
Supply Segment Key Business
and Value Drivers
▪ Our efficient, diverse generating fleet with the ability
 to meet proposed EPA regulations without
 substantial increase in capital or operating cost
▪ Our ability to control spending and optimize
 operations in a low commodity business cycle
▪ Current and future capacity additions to our low cost,
 carbon-free nuclear and hydro facilities
▪ Our active hedging strategy to protect and enhance
 the value of our competitive generation fleet
▪ Improved supply/demand fundamentals

© PPL Corporation 2011
Actively Managing Environmental Uncertainty
✓= Installed
✓ = Under
 Consideration
PPL’s proactive approach to environmental compliance has
made the EPA’s pending regulations manageable
(1) At this time we believe that SCR/SNCRs are not required at Colstrip to meet the proposed NOx emission units.
(2) PPL has begun to assess dry handling/disposal of CCRs at Colstrip.
(3) If required, once through cooling towers could be converted to closed cycle.

© PPL Corporation 2011
PPL’s proactive approach to controlling spending and optimizing operations is maximizing value
Total 2010-2014:
$3,827
Previous
Plan
Sustenance
Growth
Nuclear Fuel
Environmental & Regulatory
Total 2010-2014:
$4,346
Current
Plan
▪ Controlling Capital
 ▪ Reducing capital spending by
 over $500 million over the 5
 year plan
▪ Optimizing Operation
 ▪ Operating at minimums during
 low priced off-peak periods
 ▪ Reducing unit minimums
 ▪ Analyzing fuel options
 ▪ Controlling operating costs
Operating in a Down Commodity Cycle

© PPL Corporation 2011
Capacity revenues are expected to be $430 million, $385 million and $590 million for 2011, 2012 and 2013, respectively.
As of December 31, 2010
(1) Represents expected sales based on current business plan assumptions.
(2) The 2011 average hedge energy prices are based on the fixed price swaps as of December 31, 2010; the prior collars have all been converted to fixed swaps.
(3) The 2012 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2012 power prices at the 5th and 95th percentile confidence levels.
	2011	2012
Baseload
Expected Generation(1) (Million MWhs)	51.4	54.7
East	43.1	46.2
West	8.3	8.5

Current Hedges (%)	99%	68%
East	100%	63%
West	95%	94%

Average Hedged Price (Energy Only) ($/MWh) (2) (3)
East	$56	$59-61
West	$54	$53-54

Current Coal Hedges (%)	99%	96%
East	99%	94%
West	100%	100%

Average Hedged Consumed Coal Price (Delivered $/Ton)
East	$73-74	$76-80
West	$23-28	$23-29

Intermediate/Peaking
Expected Generation(1) (Million MWhs)	6.0	6.2
Current Hedges (%)	34%	7%
Enhancing Value Through Active Hedging

© PPL Corporation 2011
Source: PJM Load Forecast Report (December 28, 2010)
ATSI - First Energy
DEOK - Duke Energy Ohio & Kentucky
Supply & Demand - Catalysts for Growth
▪ Economic recovery driving
 increases in electric
 demand
▪ Existing forward prices
 provide little incentive to
 build
▪ Proposed EPA regulations
 are expected to be a net
 benefit given our mix of
 generation
26  Date of Report RFC/PJM Nationwide Impact by  PPL Dec-10 5-12 GW 2019  Brattle Nov-2010 12-19 GW 50-65 GW 2020  NERC Oct-2010 3-11 GW 10-35 GW 2018  Credit Suisse Sep-2010 12-24 GW 35-100 GW  (60 GW Base)  2017  ICF/INGAA May-2010 25-30 GW 50 GW 2018  Impact on Coal Capacity  Supply & Demand -Catalysts for Growth  .Economic recovery driving  increases in electric  demand  .Existing forward prices  provide little incentive to  build  .Proposed EPA regulations  are expected to be a net  benefit given our mix of generation  PJM Summer Peak Forecasted Reserve Margin  15.0%  17.0%  19.0%  21.0%  23.0%  25.0%  27.0%  2010/11 2011/12 2012/13 2013/14 2014/15  Planning Year  Reserve Margin (%)  PJM PPL  PJM Annual Net Energy Forecast (w/o ATSI & DEOK)  (35,000)  (25,000)  (15,000)  (5,000)  5,000  15,000  25,000  2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020  Net Energy(GWhs)  Source: PJM Load Forecast Report (December 28, 2010)  ATSI – First Energy  DEOK – Duke Energy Ohio & Kentucky

© PPL Corporation 2011
Financial Overview

© PPL Corporation 2011
	Q4	Q4
	2010	2009	Change
Kentucky Regulated	$0.07	$0.00	$0.07
International Regulated	0.07	0.18	(0.11)
Pennsylvania Regulated	0.05	0.09	(0.04)
Supply	0.64	0.25	0.39
Total	$0.83	$0.52	$0.31

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2010	2009	Change
Kentucky Regulated	$0.06	$0.00	$0.06
International Regulated	0.53	0.72	(0.19)
Pennsylvania Regulated	0.27	0.35	(0.08)
Supply	2.27	0.88	1.39
Total	$3.13	$1.95	$1.18

Ongoing Earnings Overview

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2010
2009 EPS - Ongoing Earnings		$0.72
Delivery Revenue	0.08
O&M	(0.09)
Financing	(0.10)
Effect of Exchange Rates	0.04
Income Taxes & Other	(0.05)
Dilution	(0.07)
Total		(0.19)
2010 EPS - Ongoing Earnings		$0.53
International Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2010
2009 EPS - Ongoing Earnings		$0.35
O&M	(0.06)
Other	0.01
Dilution	(0.03)
Total		(0.08)
2010 EPS - Ongoing Earnings		$0.27
Pennsylvania Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2010
2009 EPS - Ongoing Earnings		$0.88
Margins - East	1.56
Margins - West	0.03
O&M	(0.08)
Depreciation	(0.07)
Income Taxes & Other	0.24
Discontinued Operations	0.04
Dilution	(0.33)
Total		1.39
2010 EPS - Ongoing Earnings		$2.27
Supply Segment
Earnings Drivers

© PPL Corporation 2011
Earnings Per Share
2010 to 2011 Earnings Walk
 32  2010 to 2011 Earnings Walk  $2.50  Taxes &  Other  ($0.26)  O&M  ($0.07)  Supply  Margins  ($0.46)  PA  Regulated  Margins  $0.10  Financing  Costs  ($0.02)  Share  Dilution  ($0.34)  Kentucky  Regulated  $0.42 $3.13  $1.75  $2.00  $2.25  $2.50  $2.75  $3.00  $3.25  $3.50  $3.75  $4.00  2010  Actual  2011  Forecast  Mid-Point  Earnings Per Share

© PPL Corporation 2011
Millions of Dollars
2010 Free Cash Flow includes two months of the results of the Kentucky
Regulated segment
Note: See Appendix for reconciliation of free cash flow before dividends to cash from operations.
$600
$531
$275
$0
$100
$200
$300
$400
$500
$600
$700
2009
Actual
2010
Actual
2011
Forecast
Free Cash Flow before Dividends

© PPL Corporation 2011
$/Share
Annualized
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Regulated EPS based on mid-point of forecast. Dividend to be determined by Board of Directors.
(1)
Dividend Profile

© PPL Corporation 2011
Key Expected Earnings Drivers - 2012 and 2013
▪ Higher domestic regulated earnings as a result of higher rate bases and planned distribution rate filings
▪ Continued benefits from WPD’s current distribution price control review
▪ Lower Supply margins as a result of depressed energy prices
▪ Higher O&M
▪ Positive Fundamentals in Supply
▪ Heat rate expansion
▪ Load recovery

© PPL Corporation 2011
Appendix

© PPL Corporation 2011
Kentucky Rate Mechanisms
 ▪Fuel Adjustment Clause (FAC) - Collects or refunds difference between base rate fuel component and actual fuel cost monthly with a two-month lag
 ▪Gas Supply Clause (GSC) - Actual cost of gas supply passed through to customers with rates reset quarterly based on projected cost with balancing mechanism
 ▪ Performance-Based Rate Component - Utility retains 25% of savings vs.
 benchmark gas costs
 ▪ Weather Normalization Adjustment (WNA) - Applies to residential and commercial gas customers during winter months
 ▪Environmental Cost Recovery Surcharge (ECR) - Entitled to recovery of and on costs of complying with environmental regulations with a two-month lag
 ▪Construction Work in Progress (CWIP) - Recovery on CWIP included in base rates and ECR
 ▪Demand-Side Management Cost Recovery Mechanism (DSMRM) - Provides
 for concurrent recovery of DSM costs and provides incentive for implementing
 DSM programs, including lost revenue

© PPL Corporation 2011
UK Electricity Distribution Regulation
▪ Electricity distribution revenues are set through a Distribution Price Control
 Review (DPCR) process.
 ▪ Based on a forward looking assessment of income sufficient to finance an efficient business.
 ▪ Revenues cover operating and capital costs at an efficient level for the service territory.
 ▪ Efficiency is determined through a detailed comparable analysis of all UK electricity distribution companies.
 ▪ Annual adjustments for inflation
 ▪ An incentive / penalty arrangement exists for reliability and customer service levels.
▪ The revenue that a company can earn in each rate period is the sum of:
 ▪ The Regulator’s view of efficient costs,
 ▪ A return on the value of Regulated Asset Value (“RAV”),
 ▪ A return of capital being the depreciation of the RAV, and
 ▪ Incentive payments for performance.
▪ Rate set through March 31, 2015.

© PPL Corporation 2011
Morony
Ryan
Cochrane
Rainbow
Black Eagle
Kerr
Thompson Falls
Holter
Hauser
Madison
Mystic Lake
Corette
Colstrip
Montour
Keystone
Conemaugh
Lake
Wallenpaupack
Susquehanna
Martins Creek
Lower Mount Bethel
Ironwood
Brunner
Island
Holtwood
Hydro
Coal
Nuclear
Gas/Oil
Renewables
Key
Montana
Generating capacity - 1,278 MW
Madison
Morony
Mystic Lake
Rainbow
Ryan
Thompson Falls
 Other generating stations
Pennsylvania
Generating capacity - 9,482 MW
Susquehanna
Conemaugh
Keystone
Ironwood
Diverse Competitive Generation Portfolio
Our size, location and diverse mix of competitive generation gives us flexibility to adapt in a variety of market conditions
 Renewable
39  Morony Ryan Cochrane  Rainbow  Black Eagle  Kerr  Thompson Falls  Holter  Hauser  Madison  Mystic Lake Corette  Colstrip  Montour  Keystone  Conemaugh  Lake  Wallenpaupack  Susquehanna  Martins Creek  Lower Mount Bethel  Ironwood  Brunner  Island  Holtwood HydroCoal  Nuclear  Gas/Oil Renewables  Key Montana  Generating capacity – 1,278 MW  Black Eagle Cochrane  Colstrip Corette  Hauser  Holter  Kerr  Madison  Morony Mystic Lake Rainbow  Ryan Thompson Falls  Other generating stations  Renewable NJ, NH, VT – 9 MW  Pennsylvania Generating capacity – 9,482 MW  Brunner Island  Holtwood  Lake Wallenpaupack Lower Mount Bethel  Martins Creek  Montour  Susquehanna Conemaugh Keystone Ironwood  Diverse Competitive Generation Portfolio  Our size, location and diverse mix of competitive generation  gives us flexibility to adapt in a variety of market conditions  Renewable

© PPL Corporation 2011
Market Prices

(1)	24-hour average
(2)	NYMEX and TZ6NNY forward gas prices on 12/31/2010
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price
40  Market Prices  2011 2012  $53 $54  $39 $40  $46 $47  $35 $43  $27 $34  $31 $39  $4.55 $5.08  $5.43 $5.88  9.76 9.15  $136.79 $123.63  89.2% 90.0%  (Per MWD)  EQA  HEAT RATE(3)  TZ6NNY  PJM MARKET  ATC(1)  NYMEX  GAS(2)  CAPACITY PRICES  Mid-Columbia  On-Peak  Off-Peak  ATC(2)  ELECTRIC  PJM  On-Peak  Off-Peak  (1) 24-hour average  (2) NYMEX and TZ6NNY forward gas prices on 12/31/2010  (3) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price

© PPL Corporation 2011
Note: As of December 31, 2010
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(3) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
41  Debt Maturities  Note: As of December 31, 2010  (1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s Equity Units and may be  put back to PPL Capital Funding if the remarketing in 2013 is not successful  (2) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee  (3) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)  purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.  2011 2012 2013 2014 2015  PPL Capital Funding $0 $0 $0 (1) $0 $0  LG&E and KU Energy (Holding Co LKE) 2 0 0 0 400  Louisville Gas & Electric 0 0 0 0 250  Kentucky Utilities 0 0 0 0 250  PPL Electric Utilities 0 0 400 10 (2) 100  PPL Energy Supply 500 0 737 300 300 (3)  WPD 0 0 0 0 0  Total $502 $0 $1,137 $310 $1,300  (Millions)

© PPL Corporation 2011
Domestic facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 12% of the total committed capacity.
Liquidity Profile
42  Liquidity Profile  Domestic facilities consist of a diverse bank group, with no bank and its  affiliates providing an aggregate commitment of more than 12% of the total committed capacity.  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding  (Millions)  Drawn  (Millions)  Availability  (Millions)  PPL Energy Supply Syndicated Credit Facility Dec-2014 $3,000 $0 $350 $2,650  3-Year Bilateral Credit Facility Mar-2013 200 24 0 176  5-year Structured Credit Facility Mar-2011 300 161 0 139  $3,500 $185 $350 $2,965  PPL Electric Utilities Syndicated Credit Facility Dec-2014 $200 $13 $0 $187  Asset-backed Credit Facility Jul-2011 150 0 0 150  $350 $13 $0 $337  Louisville Gas & Electric Syndicated Credit Facility Dec-2014 $400 $0 $163 $237  Kentucky Utilities Syndicated Credit Facility Dec-2014 $400 $198 $0 $202  WPD 5-year Credit Facility Jan-2013 £150 £0 £115 £35  3-year Credit Facility Jul-2012 210 0 0 210  Uncommitted Credit Facilities 63 3 0 60  £423 £3 £115 £305

© PPL Corporation 2011
Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
43  Reconciliation of Fourth Quarter Earnings from  Ongoing Operations to Reported Earnings  (Millions)  Quarter Ending December 31, 2010  $ 36 $ 32 $ 26 $ 311 $ (1) $ 404  (1) (6) (7)  3 3  Maine hydroelectric generation business 15 15  Impacts from emission allowances (1) (1)  Monetization of certain full-requirement sales contracts (23) (23)  Anticipated sale of certain non-core generation facilities (2) (2)  Discontinued cash flow hedges & ineffectiveness (9) (9)  Reduction of credit facility (6) (6)  Bridge Facility costs (8) (8)  Other acquisition-related costs (14) (14)  Change in U.K. tax rate (1) (1)  LKE discontinued operations 2 2  Montana basin seepage litigation 2 2  1 2 (30) (22) (49)  $ 37 $ 34 $ 26 $ 281 $ (23) $ 355  Quarter Ending December 31, 2009  $ 70 $ 34 $ 94 $ 198  (57) (57)  3 3  Maine hydroelectric generation business 22 22  Long Island generation business 1 1  Latin American businesses (3) (3)  Interest in Wyman Unit 4 (4) (4)  Impacts from emission allowances (4) (4)  Adjustments -nuclear decommissioning trust investments 1 1  Other asset impairments (2) (2)  Montana hydroelectric litigation (3) (3)  Change in tax accounting method related to repairs (3) 4 1  (3) (42) (45)  $ 70 $ 31 $ 52 $ 153  Change in earnings from ongoing operations $ 36 $ (38) $ (8) $ 217 $ (1) $ 206  * Represents net income attributable to PPL Corporation.  Other:  Total Special Items  Reported Earnings *  Energy-related economic activity  Foreign currency-related economic hedges  Sales of assets:  Impairments:  Total Special Items  Reported Earnings *  Earnings from Ongoing Operations  Special Items:  Sales of assets:  Impairments:  LKE acquisition-related costs:  Other:  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges  Regulated Supply  Pennsylvania Kentucky International  Regulated Regulated  Unallocated  Costs Total

© PPL Corporation 2011
Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
44  Reconciliation of Fourth Quarter Earnings from  Ongoing Operations to Reported Earnings  (Per Share)  Quarter Ending December 31, 2010  $ 0.07 $ 0.07 $ 0.05 $ 0.64 $ 0.83  (0.01) (0.01)  Maine hydroelectric generation business 0.03 0.03  Monetization of certain full-requirement sales contracts (0.05) (0.05)  Discontinued cash flow hedges & ineffectiveness (0.02) (0.02)  Reduction of credit facility (0.01) (0.01)  Bridge Facility costs $ (0.01) (0.01)  Other acquisition-related costs (0.03) (0.03)  (0.06) (0.04) (0.10)  $ 0.07 $ 0.07 $ 0.05 $ 0.58 $ (0.04) $ 0.73  Quarter Ending December 31, 2009  $ 0.18 $ 0.09 $ 0.25 $ 0.52  (0.15) (0.15)  0.01 0.01  Maine hydroelectric generation business 0.06 0.06  Latin American businesses (0.01) (0.01)  Interest in Wyman Unit 4 (0.01) (0.01)  Impacts from emission allowances (0.01) (0.01)  Montana hydroelectric litigation (0.01) (0.01)  Change in tax accounting method related to repairs (0.01) 0.01  (0.01) (0.11) (0.12)  $ 0.18 $ 0.08 $ 0.14 $ 0.40  Change in earnings from ongoing operations $ 0.07 $ (0.11) $ (0.04) $ 0.39 $ 0.31  Note: Per share amounts are based on diluted shares outstanding. 2010 amounts reflect the dilution associated with the June 2010 issuance of common stock.  Unallocated  Costs Total  Kentucky International  Regulated Regulated Regulated Supply  Pennsylvania  Earnings from Ongoing Operations  Special Items:  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Sales of assets:  LKE acquisition-related costs:  Total Special Items  Reported Earnings  Total Special Items  Reported Earnings  Energy-related economic activity  Foreign currency-related economic hedges  Sales of assets:  Impairments:  Other:

(Millions)

	Kentucky Regulated	International Regulated	Pennsylvania Regulated	Supply	Unallocated Costs	Total
Year-to-Date December 31, 2010						
Earnings from Ongoing Operations	$ 25	$ 230	$ 115	$ 990	$ (2)	$ 1,358
Special Items:						
Energy-related economic activity	(1)			(121)		(122)
Foreign currency-related economic hedges		1				1
Sales of assets:						
Maine hydroelectric generation business				15		15
Sundance indemnification				1		1
Impairments:						
Impacts from emission allowances				(10)		(10)
LKE acquisition-related costs:						
Monetization of certain full-requirement sales contracts				(125)		(125)
Anticipated sale of certain non-core generation facilities				(64)		(64)
Discontinued cash flow hedges & ineffectiveness				(28)		(28)
Reduction of credit facility				(6)		(6)
Bridge Facility costs					(52)	(52)
Other acquisition-related costs					(22)	(22)
Other:						
Montana hydroelectric litigation				(34)		(34)
Health Care Reform - tax impact				(8)		(8)
Change in U.K. tax rate		18				18
U.S. Tax Court ruling (U.K. Windfall Profits Tax)		12				12
LKE discontinued operations	2					2
Montana basin seepage litigation				2		2
Total Special Items	1	31		(378)	(74)	(420)
Reported Earnings*	$ 26	$ 261	$ 115	$ 612	$ (76)	$ 938
Year-to-Date December 31, 2009						
Earnings from Ongoing Operations		$ 272	$ 133	$ 333		$ 738
Special Items:						
Energy-related economic activity				(225)		(225)
Foreign currency-related economic hedges		1				1
Sales of assets:						
Maine hydroelectric generation business				22		22
Long Island generation business				(33)		(33)
Latin American businesses		(27)				(27)
Interest in Wyman Unit 4				(4)		(4)
Impairments:						
Impacts from emission allowances				(19)		(19)
Other asset impairments		(1)	(1)	(4)		(6)
Workforce reduction		(2)	(5)	(6)		(13)
Other:						
Montana hydroelectric litigation				(3)		(3)
Change in tax accounting method related to repairs			(3)	(21)		(24)
Total Special Items		(29)	(9)	(293)		(331)
Reported Earnings*		$ 243	$ 124	$ 40		$ 407
Change in earnings from ongoing operations	$ 25	$ (42)	$ (18)	$ 657	$ (2)	$ 620

* Represents net income attributable to PPL Corporation.

© PPL Corporation 2011
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
46  Reconciliation of Year-to-Date Earnings from  Ongoing Operations to Reported Earnings  (Per Share)  Year-to-Date December 31, 2010  $ 0.06 $ 0.53 $ 0.27 $ 2.27 $ 3.13  (0.27) (0.27)  Maine hydroelectric generation business 0.03 0.03  Impacts from emission allowances (0.02) (0.02)  Monetization of certain full-requirement sales contracts (0.29) (0.29)  Anticipated sale of certain non-core generation facilities (0.14) (0.14)  Discontinued cash flow hedges & ineffectiveness (0.06) (0.06)  Reduction of credit facility (0.01) (0.01)  Bridge Facility costs $ (0.12) (0.12)  Other acquisition-related costs (0.05) (0.05)  Montana hydroelectric litigation (0.08) (0.08)  Health Care Reform -tax impact (0.02) (0.02)  Change in U.K. tax rate 0.04 0.04  U.S. Tax Court ruling (U.K. Windfall Profits Tax) 0.03 0.03  0.07 (0.86) (0.17) (0.96)  $ 0.06 $ 0.60 $ 0.27 $ 1.41 $ (0.17) $ 2.17  Year-to-Date December 31, 2009  $ 0.72 $ 0.35 $ 0.88 $ 1.95  (0.59) (0.59)  Maine hydroelectric generation business 0.06 0.06  Long Island generation business (0.09) (0.09)  Latin American businesses (0.07) (0.07)  Interest in Wyman Unit 4 (0.01) (0.01)  Impacts from emission allowances (0.05) (0.05)  Other asset impairments (0.01) (0.01)  (0.01) (0.01) (0.01) (0.03)  Montana hydroelectric litigation (0.01) (0.01)  Change in tax accounting method related to repairs (0.01) (0.06) (0.07)  (0.08) (0.02) (0.77) (0.87)  $ 0.64 $ 0.33 $ 0.11 $ 1.08  Change in earnings from ongoing operations $ 0.06 $ (0.19) $ (0.08) $ 1.39 $ 1.18  Note: Per share amounts are based on diluted shares outstanding. 2010 amounts reflect the dilution associated with the June 2010 issuance of common stock.  Unallocated  Earnings from Ongoing Operations  Special Items:  Earnings from Ongoing Operations  Special Items:  Energy-related economic activity  Sales of assets:  LKE acquisition-related costs:  Other:  Costs Total  Kentucky International  Regulated Regulated Regulated Supply  Pennsylvania  Impairments:  Total Special Items  Reported Earnings  Total Special Items  Reported Earnings  Energy-related economic activity  Sales of assets:  Impairments:  Workforce reduction  Other:

© PPL Corporation 2011
(Per Share)
Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
47  Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings  High Low  2011 2011 2010 [a] 2009 2008  Earnings from Ongoing Operations per share of common stock 2.60 $ 2.40 $ 3.13 $ 1.95 $ 2.02 $  Special Items:  Energy-related economic activity (0.27) (0.59) 0.67  Sales of assets:  Maine hydroelectric generation business 0.03 0.06  Long Island generation business (0.09)  Latin American businesses (0.07)  Interest in Wyman Unit 4 (0.01)  Gas and propane businesses (0.01)  Impairments:  Impacts from emission allowances (0.02) (0.05) (0.07)  Adjustments -nuclear decommissioning trust investments (0.04)  Holtwood hydroelectric plant (0.03)  Other asset impairments (0.01) (0.01)  LKE acquisition-related costs:  Monetization of certain full-requirement sales contracts (0.29)  Anticipated sale of certain non-core generation facilities (0.14)  Bridge Facility costs (0.12)  Discontinued cash flow hedges & ineffectiveness (0.06)  Reduction of credit facility (0.01)  Other acquisition-related costs (0.05)  Workforce reductions (0.03) (0.01)  Other:  Montana hydroelectric litigation (0.08) (0.01)  Health Care Reform -tax impact (0.02)  Change in U.K. tax rate 0.04  U.S. Tax Court ruling (U.K. Windfall Profits Tax) 0.03  Change in tax accounting method related to repairs (0.07)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Total Special Items (0.96) (0.87) 0.45  Reported Earnings per share of common stock 2.60 $ 2.40 $ 2.17 $ 1.08 $ 2.47 $  Note: Amounts are based on diluted shares outstanding.  [a] Reflects the dilution associated with the June 2010 issuance of common stock.  Forecast Actual (Per Share)

© PPL Corporation 2011
A-10
(Millions of Dollars)
(a) Excludes dilution associated with the June 2010 issuance of common stock. (b) See additional information on the following slide.
Reconciliation of Year-to-Date Operating Income
to Unregulated Gross Energy Margins
48  Reconciliation of Year-to-Date Operating Income  to Unregulated Gross Energy Margins  2010 2009 Change  Per Share  Diluted  (after-tax) (a)  Eastern U.S., pre-tax $ 2,428 $ 1,406 $ 1,022 1.56 $  Western U.S., pre-tax 342 325 17 0.03  Unregulated gross energy margins, pre-tax $ 2,770 $ 1,731 $ 1,039 1.59 $  2010 2009  Operating Income $ 1,866 $ 896  Adjustments:  Utility (3,668) (3,902)  Energy-related businesses, net (26) (27)  Other operation and maintenance 1,756 1,418  Amortization of recoverable transition costs -304  Depreciation 556 455  Taxes, other than income 238 280  Revenue adjustments (b) 920 2,217  Expense adjustments (b) 1,128 90  Unregulated gross energy margins $ 2,770 $ 1,731  Year Ended December 31,  Year Ended December 31,  A-10  (Millions of Dollars)  (a) Excludes dilution associated with the June 2010 issuance of common stock.  (b) See additional information on the following slide.

© PPL Corporation 2011
A-10
(Millions of Dollars)
Reconciliation of Year-to-Date Operating Income
to Unregulated Gross Energy Margins
49  © PPL Corporation 2011 A-10  Reconciliation of Year-to-Date Operating Income  to Unregulated Gross Energy Margins  (Millions of Dollars)  2010 2009  Revenue adjustments  Exclude the impact from the Supply segment's energy-related economic activity $ 483 $ 274  Include PLR revenue from energy supplied to PPL Electric by PPL EnergyPlus 320 1,806  Include gains from the sale of emission allowances/RECs -2  Include revenue from Supply segment discontinued operations 117 135  Total revenue adjustments $ 920 $ 2,217  Expense adjustments  Exclude fuel and energy purchases from the Kentucky Regulated segment $ (207)  Exclude the impact from the Supply segment's energy-related economic activity 63 $ (109)  Exclude external PLR energy purchases (1,072) (44)  Include expenses from Supply segment discontinued operations 33 22  Include ancillary charges 24 19  Include gross receipts tax 15 - Other 16 22  Total expense adjustments $ (1,128) $ (90)  Year Ended December 31,

© PPL Corporation 2011
	2009	2010	2011
Cash from Operations	$1,852	$2,034	$2,399
Increase (Decrease) in cash due to:
Capital Expenditures	(1,265)	(1,644)	(2,505)
Sale of Assets	84	161	381
Other Investing Activities - Net	(71)	(20)	0
Free Cash Flow before Dividends	$ 600	$ 531	$ 275
(Millions of Dollars)
PPL Corporation Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

© PPL Corporation 2011
Statements contained in this news release, including statements with respect to future events and their timing, including statements concerning the acquisition by PPL Corporation of E.ON U.S. LLC and its subsidiaries Louisville Gas and Electric Company and
Kentucky Utilities Company (collectively, the “Kentucky Entities”), the expected results of operations of any of the Kentucky Entities or
PPL Corporation both before or following PPL Corporation’s acquisition of the Kentucky Entities, as well as statements as to future earnings, energy prices, margins and sales, growth, revenues, expenses, cash flow, credit profile, ratings, financing, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
capital market conditions and decisions regarding capital structure; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; stock price performance; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL
Corporation, the Kentucky Entities and either of their subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;
the impact of state, federal or foreign investigations applicable to PPL Corporation, the Kentucky Entities and either of their subsidiaries; the outcome of litigation against PPL Corporation, the Kentucky Entities and either of their subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation, the Kentucky Entities and either of their subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax or environmental legislation or regulation; and the commitments and liabilities of PPL Corporation, the Kentucky Entities and each of their subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2011
“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.

“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Costs and charges related to the acquisition of E.ON U.S.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, load-following and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power). Also included in this special item are the ineffective portion of qualifying cash flow hedges and the premium amortization associated with options classified as economic activity. These items are included in ongoing earnings over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Consolidated Financial
Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-
related economic activity.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures